Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Capital Appreciation Fund

(the “Fund”)

Supplement dated November 19, 2021, to the Prospectus

dated October 1, 2021, as supplemented and amended to date

BMO Asset Management Corp. (“BMO AM”) currently serves as subadviser to the Fund and is a wholly-owned subsidiary of BMO Financial Group. Ameriprise Financial, Inc. (“Ameriprise”) is expected to acquire BMO Financial Group’s EMEA (Europe, the Middle East and Africa) asset management business (the “Acquisition”) on or about December 16, 2021 (the “Effective Date”). In connection with the Acquisition, BMO AM has determined to exit the mutual fund investment advisory business, and the BMO AM portfolio management team that manages the Fund will join Columbia Management Investment Advisers, LLC (“Columbia”), a wholly-owned subsidiary of Ameriprise.

At a meeting held on October 25-26, 2021, the Board of Directors of VALIC Company I approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Columbia (the “New Subadvisory Agreement”) with respect to the Fund, which will become effective on the Effective Date. The level and scope of services to be rendered by Columbia and the fees payable by VALIC to Columbia under the New Subadvisory Agreement will remain the same as those under the current investment sub-advisory agreement between VALIC and BMO AM.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the New Subadvisory Agreement.

On the Effective Date, the following changes are made to the Prospectus:

In the subsection entitled “Fund Summary: Capital Appreciation Fund – Investment Adviser,” the reference to BMO AM is replaced with Columbia Management Investment Advisers, LLC.

In the subsection entitled “Fund Summary: Capital Appreciation Fund – Investment Adviser,” the table is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since
Ernesto Ramos Head of Integrated Equity Team and Senior Portfolio Manager	2021
Jason C. Hans	2018*

Senior Portfolio Manager, Integrated Equity Team
J.P. Gurnee Senior Portfolio Manager, Integrated Equity Team	2021*
*	Includes management of the Predecessor Fund.

In the subsection entitled “Management – Investment Subadvisers,” the information with respect to BMO AM is deleted in its entirety and replaced with the following:

Capital Appreciation Fund

Columbia Management Investment Advisers, LLC (“Columbia”)

225 Franklin Street, Boston, Massachusetts 02110

Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. Columbia’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, Columbia acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. Columbia managed $408 billion in assets as of October 28, 2021.

The Capital Appreciation Fund is managed by Ernesto Ramos, Jason C. Hans and J.P. Gurnee.

Ernesto Ramos is the head of the Integrated Equity team and a senior portfolio manager at Columbia Threadneedle Investments. Previously, he was Chief Investment Officer, US at BMO Asset Management, which he joined in 2005. Mr. Ramos began his investment management career in 1992 with Batterymarch Financial Management. He was a partner and lead portfolio manager at Nicholas-Applegate Capital Management LLC, and he also served as a software developer at Bolt, Beranek and Newman. His career features investment management and research, econometric research, statistical research, and computer graphics research. He holds a Ph.D. and an M.S. in Statistics from Harvard University and a B.S. in Mathematics from the Massachusetts Institute of Technology.

Jason Hans, CFA, is a senior portfolio manager on the Integrated Equity team at Columbia Threadneedle Investments. Previously, he was a portfolio manager on the disciplined equities team at BMO Asset Management, which he joined in 2008. Previously, he served as a managing director and head of research at Quantitative Services Group. Mr. Hans joined the investment industry in 1998. He holds an M.B.A. in Finance from Notre Dame and a B.S. in Business, with a major in Finance and a minor in Physics, from Miami University. In addition, Mr. Hans is a CFA® charterholder and a member of the CFA Institute, the CFA Society of Chicago, and the Chicago Quantitative Alliance.

J.P. Gurnee, CFA, is a senior portfolio manager on the Integrated Equity team at Columbia Threadneedle Investments. In his role, he is responsible for equity portfolio management and research. Previously, he was a portfolio manager on the disciplined equities team at BMO Asset

Management, which he joined in 2018. He started his career at Calamos Investments. Prior to that, Mr. Gurnee served as an analyst at Northern Trust. He holds a B.A. in Economics cum laude from Hillsdale College and is a CFA® charterholder.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Capital Appreciation Fund

(the “Fund”)

Supplement dated November 19, 2021, to the Statement of Additional Information (“SAI”)

dated October 1, 2021, as supplemented and amended to date

BMO Asset Management Corp. (“BMO AM”) currently serves as subadviser to the Fund and is a wholly-owned subsidiary of BMO Financial Group. Ameriprise Financial, Inc. (“Ameriprise”) is expected to acquire BMO Financial Group’s EMEA (Europe, the Middle East and Africa) asset management business (the “Acquisition”) on or about December 16, 2021 (the “Effective Date”). In connection with the Acquisition, BMO AM has determined to exit the mutual fund investment advisory business, and the BMO AM portfolio management team that manages the Fund will join Columbia Management Investment Advisers, LLC (“Columbia”), a wholly-owned subsidiary of Ameriprise.

At a meeting held on October 25-26, 2021, the Board of Directors of VALIC Company I approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company and Columbia with respect to the Fund, which will become effective on the Effective Date.

On the Effective Date, the following changes are made to the SAI:

In the section entitled “Investment Subadvisers,” the reference to BMO AM in the first table is replaced with Columbia Management Investment Advisers, LLC (“Columbia”).

In the section entitled “Investment Subadvisers,” the information with respect to BMO AM in the second paragraph is deleted in its entirety and the following information is added:

Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc.

In the section entitled “Portfolio Managers – Compensation of Portfolio Managers,” the information with respect to BMO AM is deleted in its entirety and the following information is added:

Columbia

Compensation.

Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified funds advised by Columbia (“Columbia Funds”), in most cases including the Columbia Funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Under the Columbia Management annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered, alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct.

Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by Columbia. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Conflicts of Interest.

Like other investment professionals with multiple clients, the Fund’s portfolio managers may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. Columbia has adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to Columbia’s Code of Ethics and certain limited exceptions, Columbia’s investment professionals do not have the opportunity to invest in client accounts, other than the funds advised by Columbia.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Fund and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Columbia’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. Columbia and its investment advisory affiliates (“Participating Affiliates”) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically Columbia does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by Columbia. Similarly, a Participating Affiliate typically does not coordinate trading activities with Columbia with respect to accounts of Columbia unless Columbia is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that Columbia and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for Columbia’s accounts (including the Fund) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Fund may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.

“Cross trades,” in which a portfolio manager sells a particular security held by the Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Columbia has adopted compliance procedures that provide that any transactions between the Fund and another account managed by Columbia are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts managed by its portfolio managers. Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Fund.

The Fund’s portfolio managers also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which Columbia’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of Columbia and its affiliates.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.